UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2012

Uranium Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
405 State Highway 121 Bypass, Building A, Suite 110 Lewisville, TX	75067
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(972) 219-3330
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On March 1, 2012, Uranium Resources, Inc., a Delaware corporation (“URI”) issued a press release relating to the execution, among other transaction documents, of a definitive merger agreement on March 1, 2012, by and among URI, URI Merger Corporation, a Nevada corporation and wholly-owned subsidiary of URI (“Merger Sub”), and  Neutron Energy, Inc., a Nevada corporation (“Neutron”) under which Merger Sub will be merged with and into Neutron, with Neutron continuing as the surviving corporation and becoming a wholly-owned subsidiary of URI.  A copy of that press release is furnished as Exhibit 99.1 hereto.  Within four business days, URI intends to file a Form 8-K under Item 1.01and the other applicable items more fully covering this event.

Item 9.01       Financial Statements and Exhibits.

(d)      Exhibits

           Exhibit 99.1:      Press Release, dated March 1, 2012.

Additional Information

In connection with the proposed merger URI will file a registration statement on Form S-4, a joint proxy statement/prospectus and other relevant documents with the Securities and Exchange Commission (the “SEC”).  Stockholders are urged to read the registration statement and joint proxy statement/prospectus when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  The registration statement and joint proxy statement/prospectus, once available, as well as other filings containing information about URI and Neutron, can be obtained without charge at the SEC’s website (http://www.sec.gov) or by directing a request to URI:  Deborah K. Pawlowski, 716.843.3908, dpawlowski@keiadvisors.com.

URI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of URI in connection with the proposed transaction.  Information about the directors and executive officers of URI is set forth in the proxy statement for URI’s 2011 annual meeting of shareholders, as filed with the SEC on April 29, 2011. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.  Investors may obtain free copies of these documents as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Uranium Resources, Inc.

Dated:	March 1, 2012	By:	/s/ Thomas H. Ehrlich
Name: Thomas H. Ehrlich
Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1:	Press Release, dated March 1, 2012.